Exhibit 32.2

LUMENTUM HOLDINGS INC.
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report on Form 10-Q of Lumentum Holdings Inc. (the “Company”) for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Aaron Tachibana, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: November 1, 2017

/s/ AARON TACHIBANA
Aaron Tachibana
Chief Financial Officer
(Principal Financial and Accounting Officer)